UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

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QUINTILES TRANSNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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North Carolina	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4820 Emperor Blvd. Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2016, Quintiles Transnational Holdings Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2015. The full text of the press release was posted on the Company’s internet website and is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, Item 2.02, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 11, 2016	QUINTILES TRANSNATIONAL HOLDINGS INC.

		By:	/s/ Michael R. McDonnell
Michael R. McDonnell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release dated February 11, 2016